UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2015

CHAMBERS STREET PROPERTIES

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-35933 (Commission File Number)	56-2466617 (IRS Employer Identification No.)

47 Hulfish Street, Suite 210 Princeton, NJ (Address of Principal Executive Offices)	08542 (Zip Code)

609-683-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                Other Events.

On September 25, 2015, Chambers Street Properties (the “Company”) issued a press release announcing that the Company’s 2015 Annual Meeting of Shareholders (the “2015 Annual Meeting”) has been set for Tuesday December 15, 2015.  The record date for shareholders entitled to notice of and to vote at the 2015 Annual Meeting is October 8, 2015.

To be timely under the Company’s current bylaws or to submit a proposal for inclusion in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, notice of any shareholder proposal or trustee nomination to be considered at the 2015 Annual Meeting must be delivered to the Company’s Secretary, along with the required supporting documentation, at the Company’s principal executive office not later than 5:00 p.m. Eastern Time on October 5, 2015.  Any such proposal should be delivered to: Chambers Street Properties, 47 Hulfish Street, Suite 210, Princeton, New Jersey 08542, Attn: Secretary.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  The Company has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a preliminary joint proxy statement of the Company and Gramercy Property Trust Inc. (“Gramercy”) that also constitutes a preliminary prospectus of the Company.  The registration statement is not complete and will be further amended.  After the registration statement is declared effective, Gramercy and the Company will mail a definitive proxy statement/prospectus to stockholders of Gramercy and shareholders of the Company.  This material is not a substitute for the joint proxy statement/prospectus or registration statement or for any other document that Gramercy or the Company may file with the SEC and send to Gramercy’s stockholders and/or the Company’s shareholders in connection with the proposed transactions.  INVESTORS AND SECURITY HOLDERS OF GRAMERCY AND THE COMPANY ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders are able to obtain free copies of the preliminary proxy statement/prospectus and other documents filed with the SEC by Gramercy or the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Gramercy are also available free of charge on Gramercy’s website at www.gptreit.com, or by contacting Gramercy’s Investor Relations Department at (212) 297-1000. Copies of the documents filed with the SEC by the Company are also available free of charge on the Company’s website at www.chambersstreet.com or by contacting the Company’s Investor Relations Department at (609) 806-2682.  Gramercy, the Company, their respective directors/trustees and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC.  Information about the directors and executive officers of Gramercy is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 9, 2015, its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on May 11, 2015, and other filings filed with the SEC. Information about the trustees and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 2, 2015, the amendments thereto on Form 10-K/A, which were filed with the SEC on March 30, 2015 and April 30, 2015, and other filings filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is also included in the preliminary proxy statement and other relevant materials filed with the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2015

CHAMBERS STREET PROPERTIES

By:	/s/ MARTIN A. REID
Name:	Martin A. Reid
Title:	Interim President and Chief Executive
Officer, and Chief Financial Officer

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